Q2 2023 FINANCIAL RESULTS August 3, 2023 Exhibit 99.2

DISCLAIMER Forward Looking Statements This presentation contains forward looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the Company's results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking statements, including, but not limited to: information or predictions concerning the Company's future financial performance, business plans and objectives, potential growth opportunities, potential pricing of products, potential market leadership, financing plans, competitive position, technological, industry or market trends and potential market opportunities. These statements are based on estimates and information available to the Company at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from the Company's current expectations as a result of many factors, including, but not limited to: current macroeconomic conditions, including but not limited to the impacts of high inflation and the risk of a recession on demand for our products, consumer confidence and financial markets generally; the lingering impacts and future outbreaks of the COVID-19 pandemic and its impacts on its operations and the operations of its manufacturers, retailers and other partners, as well as its lingering impacts on the economy overall, including capital markets; the Company’s ability to build and maintain the strength of its brand among gaming and streaming enthusiasts and its ability to continuously develop and successfully market new gear and improvements to existing gear; the introduction and success of new third-party high-performance computer hardware, particularly graphics processing units and central processing units, as well as sophisticated new video games; fluctuations in operating results; the risk that the Company is not able to compete with competitors and/or that the gaming industry, including streaming and eSports, does not grow as expected or declines; the loss or inability to attract and retain key management; the impact of global instability, such as the war between Russia and Ukraine, and any sanctions or other geopolitical tensions that may result therefrom; delays or disruptions at manufacturing and distribution facilities of the Company or third parties; the Company's ability to successfully integrate any companies or assets it may acquire; currency exchange rate fluctuations or international trade disputes resulting in the Company’s gear becoming relatively more expensive to its overseas customers or resulting in an increase in the Company’s manufacturing costs; and the other factors described under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission ("SEC") and its subsequent filings with the SEC. The Company assumes no obligation, and does not intend, to update these forward-looking statements, except as required by law. Investors are urged to review in detail the risks and uncertainties outlined in Corsair’s SEC filings. You may get these SEC documents for free by visiting EDGAR on the SEC website at http://www.sec.gov. Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures, including Adjusted Operating Income (Loss), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share, which are not recognized under the generally accepted accounting principles (“GAAP”) in the United States and designed to complement the financial information presented in accordance with GAAP in the United States because management believes such measures are useful to investors. The non-GAAP measures have limitations as analytical tools and you should not consider them in isolation of, or as an alternative to, measures prepared in accordance with U.S. GAAP. The non-GAAP measures used by the Company may differ from the non-GAAP measures used by other companies. The Company urges you to review the reconciliation of its non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures set forth in the Appendix to this presentation, and not to rely on any single financial measure to evaluate the Company's business. Market & Industry Data This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to the Company’s industry, the Company’s business and the market for the Company’s products and its future growth. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company’s future performance and the future performance of the market for its products are necessarily subject to a high degree of uncertainty and risk.

Q2 2023 MARKET UPDATE

CORSAIR GAINING MARKET SHARE IN GROWING SELF BUILT PC MARKET Self-built PC market fueled by new GPUs with lower priced cards now in the market. More people in major markets building gaming PCs now than pre-pandemic. Corsair has consistently gained market share in our core business. Management estimates based on leading 3rd party analysis – Gaming Components – Cooling, PSU and Case in the US Management estimates based on leading 3rd party analysis – Gaming Components – Cooling, PSU and Case in the US plus major 5 EU countries  Q2’23 Market Growth vs. Q2’19 (2) US EU +24% +28%

PERIPHERAL MARKET STARTING TO RECOVER IN Q2'23 YoY comparisons in major markets substantially improved Q1 to Q2. Competitors reducing discounting as inventories become balanced. Corsair focusing on high-end peripherals for enthusiasts, and our core business in gaming. We expect market growth in this category in 2H23. 1. Management estimates based on leading 3rd party data for Keyboards, Headsets and Mice in the US 2. Management estimates based on leading 3rd party data for Keyboards Headsets and Mice in the US plus major 5 EU countries    +63% -15% +57% -10% Q1’23 Market Growth vs. Q1’19 (2) Q2’23 Market Growth vs. Q2’19 (2) Gaming Peripherals ASP in US Market (1)

MANY MAJOR PC GAMES STILL TO COME IN 2023 August 31 September 6 September 26 ‘Summer 2023’ August 25 October 24 October 17 October 12 November Est. October 10

KEY ANNOUNCEMENTS

DROP JOINS CORSAIR Corsair has acquired Drop in an asset purchase. Drop (formerly Massdrop) is a leader in keyboard customization and enthusiast setup accessories, creating amazing custom keycaps and acting as a marketplace for enthusiast communities, where user feedback plays a large role in product development. Anticipated synergy with existing Corsair peripheral product lines, especially keyboards.  Drop will continue to operate as a separate brand within Corsair, leveraging the Corsair global sales and distribution footprint to address wider markets.

iCUE LINK iCUE LINK is a revolutionary new ecosystem of products that greatly improves the way users build a PC, removing entry barriers to building a PC and opening PC building to a new group of customers. A universal single-cable interface for power and data cuts through cable management and makes building a setting up a dream PC faster and easier. Debuted at Computex 2023 to enthusiastic reception. First wave of iCUE LINK products launched June 27th with iCUE LINK AIO coolers / QX fans / System hub. Many more iCUE LINK products expected in Q3 2023 and beyond.

XENEON 27 OLED  A continuation of the partnership between Corsair and LG Display, the XENEON 27 OLED brings the stunning benefits of OLED display to the popular 27” form factor. The 27” form factor is ideal for smaller desktops and works particularly well in dual-display setups. A 240Hz Refresh rate, near instant pixel response and 1000nit peak brightness, offer a superb gaming experience, powered by LG OLED META panel technology. Well-suited to performance gaming with perfect blacks, stunning image quality and rapid response times. Now available in BestBuy in North America. "If you’re looking for a stunning 27-inch OLED gaming monitor, the Xeneon 27QHD240 will be hard to beat.." - WEPC

CORSAIR PARTNERS WITH COURAGEJD Corsair has partnered with top-tier streamer Jack “CouRageJD” Dunlop, further expanding our lineup of top-tier gaming influencer partnerships. Nominated for multiple Streamy Awards, including "Gaming Creator of the Year" in 2019 and 2020, and "Best Gaming Creator" in 2021, CouRageJD is a highly respected and popular member of the streaming community. With over 3.1M followers on Twitch, and over 2.7M subscribers on YouTube, CouRageJD’s wide-ranging community is typified by its welcoming, collaborative and friendly tone. CouRageJD will stream exclusively using Corsair, SCUF and Elgato gaming and streaming hardware.

DARKSTAR AND NIGHTSABRE MICE Two new versatile premium mice, combining the latest in sensor and wireless technology and further expanding our performance mouse range. Darkstar offers 15 programmable buttons, including a six-button side cluster  to help gamers succeed in any genre of game Nightsabre features symmetrical shape and textured sides, making it a great fit for a variety of mouse grips. Both feature the Corsair 26,000 DPI MARKSMAN sensor, and Slipstream Wireless technology for superb motion tracking and ultra-low latency performance. “Corsair has almost won the race with the Darkstar Wireless MOBA gaming mouse with its high-quality sensor, comfort, and unique RGB lighting layout.” – IGN

K65 PRO MINI The first CORSAIR 65% layout keyboard as we continue to expand our product line to address keyboard enthusiast demands. 65% layout removes the numpad, but retains the arrow keys, in a compact form factor. Two layers of integrated sound dampening reduce keyboard noise but retain the mechanical feel – your keystrokes never sounded so good. CORSAIR OPX Optical key switches, per-key RGB lighting and AXON hyper processing complete a compelling package. “The Corsair K65 Pro Mini is a fantastic small-form-factor gaming keyboard. It offers an especially sturdy chassis, complete with thoughtful design as well as some excellent optical switches.” – Trusted Reviews

DOMINATOR TITANIUM A new addition to our performance memory lineup, DOMINATOR TITANIUM combines luxury, performance and customization for high-end system builds. Further cements our leadership in the performance memory category. Removable top-bars allow enthusiasts to change the look of their memory and system, with opportunity for future after-sale customizations. Integrated RGB lighting, premium aluminum build quality with some of our fastest DDR5 ICs, available in up to 192GB capacity kits. Announced at Computex 2023 and launching in Q3 2023

ELGATO STREAM DECK MOBILE iOS APP A wide-reaching refresh of the Stream Deck Mobile iOS app puts a free Stream Deck in the hands of millions of customers. New “freemium” pricing model means iPhone and iPad users can get the best of Stream Deck on their iPhone or iPad for free — including six keys, unlimited actions, and hundreds of plugins for popular apps. Optional Pro subscription enables full functionality for up to 64 keys. Use Stream Deck Mobile to control your stream, your PC, your smart home and more, with a powerful ecosystem of apps and plugins. Ideal entry-point into the wider Stream Deck product line.

FINANCIAL RESULTS CORSAIR CONFIDENTIAL

Q2 2023 AND YTD RESULTS(1)

Q2'23 and YTD'23 showed growth in revenue, gross margin and profitability over last year periods.

Q2'23 revenue growth of 14.6% over prior year, exceeding expectations and consensus, as hardware spend is at significantly higher levels than pre-pandemic, and we continued to gain share in components categories.

European revenues were 32.3% as percent of total revenue and have continued to increase from the depressed 25.1% level in Q2'22 after the impacts of the Russian invasion of the Ukraine on the European consumer. Historically this had been in the high thirty percentile.

Gross profit and margin showed strong growth with healthy inventory profiles and reduced freight costs. Excluding the one-time Q2'22 impact of Inventory reserve in excess of normal run rate to address overhang in the channel, Q2'23 gross margin improved 580 bps.

Q2'23 Adjusted EPS at $0.09/diluted share, up $0.29 from Q2'22 loss of $0.20.

YTD Adjusted EBITDA as % of revenue up 4.9% to 5.6%.

($ in millions except EPS and percentages)	Q2'22	Q2'23	Y/Y	YTD'22	YTD'23	Y/Y
Net Revenue	$283.9	$325.4	14.6%	$664.6	$679.4	2.2%
Gross Profit	$36.5	$82.8	127.2%	$127.2	$168.2	32.2%
Gross Margin (2)	12.8%	25.5%	1270 bps	19.1%	24.8%	570 bps
Operating Income (Loss)	($55.0)	($2.7)	-95.1%	($57.4)	($1.7)	-97.1%
Adjusted Operating Income (Loss)	($14.2)	$15.9	-211.6%	($0.9)	$34.0	-3952.2%
Net Income (Loss) Attributable to Common Stockholders	($59.4)	$1.1	-101.8%	($64.5)	$0.0	-100.1%
Earnings (Loss) per Share (Diluted)	$(0.62)	$0.01	-101.6%	$(0.68)	$0.00	-100.0%
Adjusted Net Income (Loss)	($19.0)	$9.8	-151.7%	($9.8)	$21.8	-321.3%
Adjusted Earnings (Loss) per Share (Diluted)	$(0.20)	$0.09	-145.0%	$(0.10)	$0.20	-300.0%
Adjusted EBITDA	($11.0)	$17.8	-261.1%	$4.4	$38.3	770.9%

1. See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics.
2. Q2'22 had a $19.5m of Inventory reserve in excess of normal run rate to address overhang in the channel, which negatively impacted gross margin % by ~6.9%

Q2 2023 AND YTD SEGMENT RESULTS

26.6% Q2'23 growth in Components and Systems segment, exceeding our expectations, as we continue to gain share in most Component categories.

Market for self-built PCs remains strong as new builds are driven by the introduction of new hardware platforms, including new generation of GPUs. We believe this is in part coming from the surge of new gaming hardware buyers who entered the market in 2020/2021 and are now starting to upgrade.

Gross margin on Components and Systems segment up significantly, as Q2'22 had a onetime inventory reserve adjustment and as freight costs have come down.

Excessive discounting in the Gamer and Creator Peripheral segment market appears to have settled down, as competitors appear to have burned through excess channel inventory several quarters after Corsair did. As we have not been matching these excessive discounts, there has been some near-term share loss.

Gaming Components and Systems Q2'23 and YTD Results

($ in millions except percentages)	Q2'22	Q2'23	Y/Y	YTD'22	YTD'23	Y/Y
Net Revenue	$194.9	$246.7	26.6%	$441.5	$511.7	15.9%
% of Total Net Revenue	68.7%	75.8%	710 bps	66.4%	75.3%	890 bps
Gross Profit	$25.9	$57.3	121.3%	$73.6	$116.1	57.7%
Gross Margin	13.3%	23.2%	990 bps	16.7%	22.7%	600 bps

Gamer and Creator Peripherals Q2'23 and YTD Results

($ in millions except percentages)	Q2'22	Q2'23	Y/Y	YTD'22	YTD'23	Y/Y
Net Revenue	$89.0	$78.8	-11.5%	$223.1	$167.7	-24.8%
% of Total Net Revenue	31.3%	24.2%	-710 bps	33.6%	24.7%	-890 bps
Gross Profit	$10.6	$25.5	141.6%	$53.6	$52.2	-2.7%
Gross Margin	11.9%	32.4%	2050 bps	24.0%	31.1%	710 bps

Note: Q2'22 gross profit had a $19.5m of Inventory reserve in excess of normal run rate to address overhang in the channel, which negatively impacted gross margin % by ~6.9% overall

STRONG ACTIVITY IN SELF-BUILT GAMING SYSTEMS DRIVING OVERALL YOY GROWTH 26.6% YoY growth in Components and Systems segment driven by introduction of new hardware GPU and CPU platforms. We believe that the surge of new gaming hardware buyers who entered the market in 2020/2021 (COVID Bulge) are now starting to upgrade (typically every 3-5 years). Gaming Components and Systems Gamer and Creator Peripherals +26.6% Component & Systems YoY Growth 14.6% YoY Overall Growth REVENUE BY SEGMENT

GROSS MARGINS STEADILY INCREASING

MARGIN RECOVERY AND COST CONTROL HAS DRIVEN EBITDA GROWTH FOR 1H23 See appendix for reconciliation of non-GAAP metrics to most comparable GAAP metrics.

FINANCIAL GUIDANCE FY 2023(1) Given the number of risk factors, uncertainties and assumptions, many of which are discussed in slide 2, actual results may differ materially. We do not intend to update our financial outlook until our next quarterly results announcement. Estimates should not be viewed as a substitute for our full annual financial statement and are not necessarily indicative of the results to be expected for any future period. Certain non-GAAP measures included in our financial outlook were not reconciled to the comparable GAAP financial measures because the GAAP measures are not accessible on a forward-looking basis. We are unable to reconcile these forward-looking into non-GAAP measures to the most directly comparable GAAP measures without unreasonable effort because we are currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP measures for this period but would not impact the non-GAAP measures. Such items may include stock-based compensation charges, public offering related charges, depreciation and amortization, and other items. The unavailable information could have a significant impact on our GAAP financial results. Financial Metrics 2023 Guidance Net Revenues $1.35-1.55 billion Adjusted Operating Income $75-95 million Adjusted EBITDA $90-110 million

DEBT SUMMARY ($ in millions) June 30, 2023 Cash (Excluding restricted cash) $181.1  Term Loan (face value) $228.8  Total Debt $228.8  Net Debt $47.7

APPENDIX

USE OF NON-GAAP FINANCIAL MEASURES To supplement the financial results presented in accordance with GAAP, this presentation includes certain non-GAAP financial information, including Adjusted Operating Income (Loss), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share. These are important financial performance measures for us but are not financial measures as defined by GAAP. The presentation of this non-GAAP financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We use these non-GAAP financial measures to evaluate our operating performance and trends and make planning decisions. We believe that these non-GAAP financial measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses and other items that we exclude in such non-GAAP financial measures. Accordingly, we believe that these non-GAAP financial provide useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to the key financial metrics used by our management in our financial and operational decision-making. We also present these non-GAAP financial measures because we believe investors, analysts and rating agencies consider them useful in measuring our ability to meet our debt service obligations. Our use of these terms may vary from that of others in our industry. These non-GAAP financial measures should not be considered as an alternative to revenues, operating income, net income, cash provided by operating activities or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these measures to the most directly comparable GAAP financial measures are presented in the appendix. We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view these non-GAAP financial measures in conjunction with the related GAAP financial measures.

    Three Months Ended June 30,     Six Months Ended June 30,       2023     2022     2023     2022                             Operating Loss - GAAP   $ (2,714)   $ (54,960)   $ (1,677)   $ (57,445) Amortization     9,757       13,434       19,498       23,572   Stock-based compensation     8,174       6,087       15,420       11,234   Inventory reserve in excess of normal run rate to address overhang in the channel     —       19,489       —       19,489   Restructuring costs     —       1,488       —       1,488   Acquisition-related and integration-related costs     634       227       774       470   Other     —       34       —       309   Adjusted Operating Income (Loss) - Non-GAAP   $ 15,851     $ (14,201)   $ 34,015     $ (883)                           As a % of net revenue - GAAP     -0.8%     -19.4%     -0.2%     -8.6 % As a % of net revenue - Non-GAAP     4.9%     -5.0%     5.0%     -0.1 % GAAP TO NON-GAAP RECONCILIATIONS Non-GAAP Operating Income (Loss) Reconciliations (Unaudited, in thousands, except percentages)

GAAP TO NON-GAAP RECONCILIATIONS Non-GAAP Net Income (Loss) and Net Income (Loss) Per Share Reconciliations (Unaudited, in thousands, except per share amounts)     Three Months Ended June 30,     Six Months Ended June 30,       2023     2022     2023     2022   Net income (loss) attributable to common stockholders of Corsair Gaming, Inc. (1)   $ 1,097     $ (59,392)   $ 43     $ (64,526) Less: Change in redemption value of redeemable noncontrolling interest     5,577       (7,379)     6,535       (9,640) Net loss attributable to Corsair Gaming, Inc.     (4,480)     (52,013)     (6,492)     (54,886) Add: Net income (loss) attributable to noncontrolling interest     401       174       765       (233) Net Loss - GAAP     (4,079)     (51,839)     (5,727)     (55,119) Adjustments:                         Amortization     9,757       13,434       19,498       23,572   Stock-based compensation     8,174       6,087       15,420       11,234   Inventory reserve in excess of normal run rate to address overhang in the channel     —       19,489       —       19,489   Restructuring costs     —       1,488       —       1,488   Acquisition-related and integration-related costs     634       227       774       470   Other     —       34       —       309   Non-GAAP income tax adjustment     (4,665)     (7,923)     (8,215)     (11,272) Adjusted Net Income (Loss) - Non-GAAP   $ 9,821     $ (19,003)   $ 21,750     $ (9,829)                           Diluted net income (loss) per share:                         GAAP   $ 0.01     $ (0.62)   $ 0.00     $ (0.68) Adjusted, Non-GAAP   $ 0.09     $ (0.20)   $ 0.20     $ (0.10)                           Weighted-average common shares outstanding - Diluted:                         GAAP     106,502       95,467       106,169       95,372   Adjusted, Non-GAAP     106,502       95,467       106,169       95,372                             (1) Numerator for calculating net loss per share-GAAP

GAAP TO NON-GAAP RECONCILIATIONS Adjusted EBITDA Reconciliations (Unaudited, in thousands, except percentages)     Three Months Ended June 30,     Six Months Ended June 30,       2023     2022     2023     2022   Net loss - GAAP   $ (4,079)   $ (51,839)   $ (5,727)   $ (55,119) Amortization     9,757       13,434       19,498       23,572   Stock-based compensation     8,174       6,087       15,420       11,234   Inventory reserve in excess of normal run rate to address overhang in the channel     —       19,489       —       19,489   Depreciation     3,036       2,545       5,933       5,149   Interest expense, net     2,518       1,676       5,346       2,955   Restructuring costs     —       1,488       —       1,488   Acquisition-related and integration-related costs     634       227       774       470   Other     —       34       —       309   Income tax benefit     (2,287)     (4,164)     (2,926)     (5,147) Adjusted EBITDA - Non-GAAP   $ 17,753     $ (11,023)   $ 38,318     $ 4,400                             Adjusted EBITDA margin - Non-GAAP     5.5%     -3.9%     5.6%     0.7%